gsr05ar7 - Price/Yield - 5A1

Balance	$134,469,000	Delay	24
Coupon	5.37939	Dated	10/1/2005
Settle	10/31/2005	First Payment	11/25/2005

Price	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB
99-26	5.386	5.377	5.367	5.355	5.342	Yield
99-26	70	70	71	71	71	Spread
99-26+	5.381	5.372	5.360	5.348	5.334	Yield
99-26+	69	70	70	71	71	Spread
99-27	5.377	5.366	5.354	5.341	5.325	Yield
99-27	69	69	70	70	70	Spread
99-27+	5.372	5.361	5.348	5.333	5.317	Yield
99-27+	68	69	69	69	69	Spread
99-28	5.368	5.356	5.342	5.326	5.309	Yield
99-28	68	68	69	69	68	Spread
99-28+	5.363	5.350	5.336	5.319	5.301	Yield
99-28+	67	68	68	68	67	Spread
99-29	5.359	5.345	5.330	5.312	5.292	Yield
99-29	67	67	67	67	66	Spread
99-29+	5.354	5.340	5.323	5.305	5.284	Yield
99-29+	66	67	67	66	66	Spread
99-30	5.349	5.334	5.317	5.298	5.276	Yield
99-30	66	66	66	66	65	Spread
99-30+	5.345	5.329	5.311	5.291	5.268	Yield
99-30+	65	66	65	65	64	Spread
99-31	5.340	5.324	5.305	5.283	5.259	Yield
99-31	65	65	65	64	63	Spread
99-31+	5.336	5.318	5.299	5.276	5.251	Yield
99-31+	64	65	64	64	62	Spread
100-00	5.331	5.313	5.293	5.269	5.243	Yield
100-00	64	64	64	63	62	Spread
100-00+	5.327	5.308	5.286	5.262	5.235	Yield
100-00+	64	64	63	62	61	Spread
100-01	5.322	5.302	5.280	5.255	5.227	Yield
100-01	63	63	62	61	60	Spread
100-01+	5.317	5.297	5.274	5.248	5.218	Yield
100-01+	63	62	62	61	59	Spread
100-02	5.313	5.292	5.268	5.241	5.210	Yield
100-02	62	62	61	60	58	Spread

WAL	4.02	3.42	2.91	2.49	2.13
Mod Durn	3.41	2.93	2.52	2.18	1.89
Principal Window	Nov05 - Sep12	Nov05 - Sep12	Nov05 - Sep12	Nov05 - Sep12	Nov05 - Sep12
Optional Redemption	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)

Balance	$134,469,000	Delay	24
Coupon	5.37939	Dated	10/1/2005
Settle	10/31/2005	First Payment	11/25/2005

Price	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB
99-23	5.413	5.409	5.404	5.398	5.391	Yield
99-23	70	72	73	74	75	Spread
99-23+	5.409	5.404	5.398	5.391	5.383	Yield
99-23+	70	71	72	73	74	Spread
99-24	5.404	5.398	5.391	5.384	5.375	Yield
99-24	69	71	72	73	73	Spread
99-24+	5.400	5.393	5.385	5.376	5.367	Yield
99-24+	69	70	71	72	73	Spread
99-25	5.395	5.388	5.379	5.369	5.358	Yield
99-25	68	69	70	71	72	Spread
99-25+	5.391	5.382	5.373	5.362	5.350	Yield
99-25+	68	69	70	71	71	Spread
99-26	5.386	5.377	5.367	5.355	5.342	Yield
99-26	67	68	69	70	70	Spread
99-26+	5.381	5.372	5.360	5.348	5.334	Yield
99-26+	67	68	69	69	69	Spread
99-27	5.377	5.366	5.354	5.341	5.325	Yield
99-27	66	67	68	68	69	Spread
99-27+	5.372	5.361	5.348	5.333	5.317	Yield
99-27+	66	67	67	68	68	Spread
99-28	5.368	5.356	5.342	5.326	5.309	Yield
99-28	65	66	67	67	67	Spread
99-28+	5.363	5.350	5.336	5.319	5.301	Yield
99-28+	65	66	66	66	66	Spread
99-29	5.359	5.345	5.330	5.312	5.292	Yield
99-29	64	65	65	66	65	Spread
99-29+	5.354	5.340	5.323	5.305	5.284	Yield
99-29+	64	65	65	65	64	Spread
99-30	5.349	5.334	5.317	5.298	5.276	Yield
99-30	64	64	64	64	64	Spread
99-30+	5.345	5.329	5.311	5.291	5.268	Yield
99-30+	63	64	64	63	63	Spread
99-31	5.340	5.324	5.305	5.283	5.259	Yield
99-31	63	63	63	63	62	Spread

WAL	4.02	3.42	2.91	2.49	2.13
Mod Durn	3.41	2.93	2.52	2.18	1.89
Principal Window	Nov05 - Sep12	Nov05 - Sep12	Nov05 - Sep12	Nov05 - Sep12	Nov05 - Sep12
Optional Redemption	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)

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